UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: April 23, 2026
(Date of earliest event reported)

Commission File Number	Exact Name of Registrant as specified in its charter	State or Other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number
001-12609	PG&E CORPORATION	California	94-3234914
001-02348	PACIFIC GAS AND ELECTRIC COMPANY	California	94-0742640

300 LAKESIDE DRIVE			300 LAKESIDE DRIVE
Oakland,	California	94612	Oakland,	California	94612
(Address of principal executive offices) (Zip Code)			(Address of principal executive offices) (Zip Code)
(415)	973-1000		(415)	973-7000
(Registrant’s telephone number, including area code)			(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	PCG	The New York Stock Exchange
First preferred stock, cumulative, par value $25 per share, 6% nonredeemable	PCG-PA	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 5.50% nonredeemable	PCG-PB	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 5% nonredeemable	PCG-PC	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 5% redeemable	PCG-PD	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 5% series A redeemable	PCG-PE	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 4.80% redeemable	PCG-PG	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 4.50% redeemable	PCG-PH	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 4.36% redeemable	PCG-PI	NYSE American LLC
6.000% Series A Mandatory Convertible Preferred Stock, no par value	PCG-PrX	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	PG&E Corporation	☐
Emerging growth company	Pacific Gas and Electric Company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

PG&E Corporation	☐
Pacific Gas and Electric Company	☐

Item 2.02 Results of Operations and Financial Condition.

On April 23, 2026, PG&E Corporation issued a press release reporting its financial results and the financial results of its subsidiary Pacific Gas and Electric Company (the “Utility”) for the quarter ended March 31, 2026. The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information included in this Item 2.02, including Exhibit 99.1 in Item 9.01, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”).

Item 7.01 Regulation FD Disclosure.

On April 23, 2026, PG&E Corporation will hold a webcast conference call to discuss financial results and management’s business outlook and other topics that may be raised during such discussion. A slide presentation, which includes supplemental information relating to PG&E Corporation and the Utility, will be used by management during the webcast and is attached as Exhibit 99.2 to this Current Report on Form 8-K.

The slide presentation attached as Exhibit 99.2 to this Current Report on Form 8-K will be posted on PG&E Corporation’s website at http://investor.pgecorp.com.

The information included in this Item 7.01, including Exhibit 99.2 in Item 9.01, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act.

Public Dissemination of Certain Information

PG&E Corporation and the Utility routinely provide links to the Utility’s principal regulatory proceedings before the California Public Utilities Commission and the Federal Energy Regulatory Commission at http://investor.pgecorp.com, under the “Regulatory Filings” tab, so that such filings are available to investors upon filing with the relevant agency. PG&E Corporation and the Utility also routinely post or provide direct links to presentations, documents, and other information that may be of interest to investors at http://investor.pgecorp.com, under the “Wildfire & Safety Updates” and “News & Events: Events & Presentations” pages, respectively, in order to publicly disseminate such information. It is possible that any of these filings or information included therein could be deemed to be material information. The information contained on such website is not part of this or any other report that PG&E Corporation or the Utility files with, or furnishes to, the Securities and Exchange Commission (“SEC”).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number        Description

99.1	Press release dated April 23, 2026
99.2	Slide presentation dated April 23, 2026
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

Cautionary Statement Concerning Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements that are not historical facts, including statements about the beliefs, expectations, guidance, estimates, future plans, and strategies of PG&E Corporation and the Utility, including regarding earnings, customer bills, operating and maintenance costs, system hardening, and load growth. These statements are based on current expectations and assumptions, which management believes are reasonable, and on information currently available to management, but are necessarily subject to various risks and uncertainties. In addition to the risk that these assumptions prove to be inaccurate, factors that could cause actual results to differ materially from those contemplated by such forward-looking statements include factors disclosed in PG&E Corporation’s and the Utility’s joint Annual Report on Form 10-K for the year ended December 31, 2025, their most recent Quarterly Report on Form 10-Q for the quarter ended March 31, 2026, and other reports filed with or furnished to the SEC which are available on PG&E Corporation’s website at www.pgecorp.com and on the SEC’s website at www.sec.gov. PG&E Corporation and the Utility undertake no obligation to publicly update or revise any forward-looking statements, whether due to new information, future events, or otherwise, except to the extent required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

PG&E CORPORATION

	By:	/s/ Carolyn J. Burke
Dated:	April 22, 2026	CAROLYN J. BURKE Executive Vice President and Chief Financial Officer

PACIFIC GAS AND ELECTRIC COMPANY

	By:	/s/ Stephanie N. Williams
Dated:	April 22, 2026	STEPHANIE N. WILLIAMS Vice President, Chief Financial Officer and Controller